Exhibit 10.2

EXCHANGE AGREEMENT

This Exchange Agreement (the “Agreement”), is entered into as of August 1, 2012, by and between Alamo Energy Corp., a Nevada Corporation (the “Company”), and __________ (the “Holder”).

RECITALS

A.           The Holder is the owner of a Series A Common Stock Purchase Warrant to purchase ___________ shares of the Company’s $0.001 par value common stock (the “Common Stock”) (the “Warrant”);

B.           The Company and the Holder desire to enter into this Agreement, pursuant to which the Company and the Holder shall exchange the Warrant for shares of Common Stock; and

C.           The execution and delivery of this Agreement by the Company and the Holder and the transactions contemplated hereby are being made in reliance upon the provisions of Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

NOW, THEREFORE, for and in consideration of the foregoing premises, the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

 1.           Exchange.  At the Closing (as defined below), the Holder and the Company shall exchange the Warrant for ___________ shares of Common Stock (the “Exchanged Shares”) (such transaction in this Section 1, the “Exchange”):

1.1           Delivery.  In exchange for the Warrant, the Company shall deliver or cause to be delivered to the Holder the Exchanged Shares. The Holder shall deliver or cause to be delivered to the Company (or its designee) the Warrant on the Closing. As of the Closing Date (as defined below), all of the Holder’s rights under the Warrant shall be extinguished and be of no further force and effect and the Holder shall have no rights pursuant to the Warrant.

1.2           Other Documents.  At the Closing, the Company and the Holder shall execute and/or deliver such other documents and agreements as are customary and reasonably necessary to effectuate the Exchange.

1.3           Purchase Price.  The Exchanged Shares shall be issued to the Holder in exchange for the Warrant without the payment of any additional consideration.

1.4           Closing.  The closing of the Exchange (the “Closing”) shall occur on August 2, 2012 if the conditions specified in Sections 3 and 4 of this Agreement have been satisfied or duly waived (or such other date and time as is mutually agreed to by the Company and the Holder) (the “Closing Date”).

2.           Holder’s Representations and Warranties. As a material inducement to the Company to enter into this Agreement and consummate the Exchange, the Holder represents, warrants and covenants with and to the Company as of the date hereof and as of the Closing Date as follows:

2.1           Ownership of Warrant.  The Holder owns the Warrant free and clear of any liens (other than the obligations pursuant to this Agreement and applicable securities laws).

2.2           Reliance on Exemptions.  The Holder understands that the Exchanged Shares are being offered and exchanged in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the Exchanged Shares.

2.3           No Governmental Review.  The Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Exchanged Shares or the fairness or suitability of the investment in the Exchanged Shares nor have such authorities passed upon or endorsed the merits of the offering of the Exchanged Shares.

2.4           Validity: Enforcement.  This Agreement to which the Holder is a party has been duly and validly authorized, executed and delivered on behalf of the Holder and shall constitute the legal, valid and binding obligations of the Holder enforceable against the Holder in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

2.5           No Conflicts.  The execution, delivery and performance by the Holder of this Agreement and the consummation by the Holder of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of the Holder or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Holder is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Holder, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Holder to perform its obligations hereunder.

2.6           Investment Representations.

(a)  The Company has made available to the Holder all the information reasonable available to the Company that the Holder has requested for deciding whether to acquire the Exchanged Shares. The Holder confirms that it has been given sufficient access to information regarding the Company in connection with its decision to acquire the Exchanged Shares, including the opportunity to ask questions of, and receive answers from, persons acting on behalf of the Company and concerning the Company’s financial affairs, prospects and condition.

(b)  The Holder (i) is resident in or otherwise subject to the securities legislation of the United States, and the issuance of the Exchanged Shares to the Holder has occurred only in the United States; (ii) by reason of its or his business or financial expertise, has the capacity to protect its or his own interests in connection with its or his acquisition of the Exchanged Shares; and (iii) is an “accredited investor” as defined in Rule 501 of Regulation D of the Securities Act. The Holder is not a registered broker dealer registered under Section 15(a) of the Exchange Act, or a member of the Financial Industry Regulatory Authority (“FINRA”), or an entity engaged in the business of being a broker dealer. Except as otherwise disclosed in writing to the Company on or prior to the date of this Agreement, the Holder is not affiliated with any broker dealer registered under Section 15(a) of the Exchange Act, or a member of FINRA or an entity engaged in the business of being a broker dealer.

(c)  The Holder is acquiring the Exchanged Shares in the ordinary course of business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws, and the Holder does not have a present arrangement to effect any distribution of the Exchanged Shares to or through any person or entity.

(d)  The Holder acknowledges that (i) a limited public market exists for the shares of Common Stock, and no assurances can be given by the Company that any of the Exchanged Shares will be registered for resale under the Securities Act, (ii) he, she or it must and shall bear the economic risk of holding the Exchanged Shares, which may be for an indefinite period of time, because at the time such Exchanged Shares are issued they will not have been registered under the Securities Act or any other securities law and, therefore, cannot be sold unless they are subsequently registered under applicable federal and state securities laws or an exemption from such registration is available; (iii) the Exchanged Shares may not be resold or transferred on the official stock transfer records of Company without furnishing to Company an opinion of counsel reasonably acceptable to Company that such sale or transfer of the Exchanged Shares will not violate the registration provisions of applicable federal and state securities laws; and (iv) certificates representing the Exchanged Shares shall have endorsed on them a restrictive legend to this effect.

(e) Holder understands that the Exchanged Shares are characterized as “restricted securities” as said term is defined in Rule 144  inasmuch as they are being acquired from the Company in a transaction not involving a public offering based upon the exemption from such registration requirements for non-public offerings; and that such Exchanged Shares may not be sold or otherwise transferred unless they have been first registered under the Securities Act and all applicable state securities laws, or unless exemptions from such registration provisions are available with respect to said resale or transfer of such securities. Holder hereby acknowledges that the Company was previously an issuer described in paragraph (i)(1)(i) of Rule 144 under the Securities Act and is subject to the provisions of Rule 144(i). Holder represents that it is familiar with Rule 144, including but not limited to provisions of Rule 144(i), as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(f)  The Holder acknowledges that: (i) there is no government or other insurance covering such Exchanged Shares; and (ii) there are risks associated with the acquisition of the Exchanged Shares.

(f)  The Holder, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Exchanged Shares, and has so evaluated the merits and risks of such investment. Such Holder understands that it must bear the economic risk of this investment in the Exchanged Shares indefinitely, and is able to bear such risk and is able to afford a complete loss of such investment.

(g) If the Holder is not a United States person (as defined by Section 7701 (a)(30) of the Internal Revenue Code), the Holder hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Exchanged Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Exchanged Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Exchanged Shares. The Holder’s acquisition of and continued beneficial ownership of the Exchanged Shares will not violate any applicable securities or other laws of the Holder’s jurisdiction.

2.7           Exculpation.  The Holder acknowledges that it is not relying upon any person, other than the Company and its officers and directors, in making its investment or decision to invest in the Company.

2.8           Residence.  If the Holder is an individual, then the Holder resides in the state or province identified in the address of the Holder set forth on the Holder’s signature page hereto; if the Holder is a partnership, Company, limited liability company or other entity, then the office or offices of the Holder in which its principal place of business is identified in the address or addresses of the Holder set forth on the Holder’s signature page hereto.

3.           Conditions to Company’s Obligations Hereunder. The obligations of the Company to the Holder hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Holder with prior written notice thereof:

3.1           The Holder shall have duly executed this Agreement and delivered the same to the Company.

3.2           The Holder shall have delivered the Warrant to the Company.

3.3           The representations and warranties of the Holder shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date), and the Holder shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Holder at or prior to the Closing Date.

3.4           The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the consummation of the Exchange.

3.5           The Company’s board of directors shall have duly authorized the Exchange.

4.           Conditions to Holder’s Obligations Hereunder. The obligations of the Holder hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Holder’s sole benefit and may be waived by the Holder at any time in its sole discretion by providing the Company with prior written notice thereof:

4.1           The Company shall have duly executed and delivered this Agreement to the Holder.

4.2           The Company shall have duly executed and delivered to the Holder the Exchanged Shares.

4.3           The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the consummation of the Exchange.

5.           Miscellaneous.

5.1           Successors and Assigns; Assignment.  Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives.  This Agreement is not assignable without the prior written consent of the parties hereto, except that Holder may assign this Agreement to any affiliate without the consent of the Company.

5.2           Governing Law.  The validity, terms, performance and enforcement of this Agreement shall be governed and construed by the provisions hereof and in accordance with the laws of the State of Nevada applicable to agreements that are negotiated, executed, delivered and performed solely in the State of Nevada.

5.3           Notices.  Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iii) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries.  All notices for delivery outside the United States will be sent by express courier.  All notices not delivered personally will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at such address as such party may designate by one of the indicated means of notice herein to the other party hereto.

5.4           Further Assurances.  The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

5.5           Entire Agreement.  This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersedes all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

5.6           Counterparts.  This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument. Facsimiles and electronic copies in portable document format (“PDF”) containing original signatures shall be deemed for all purposes to be originally signed copies of the documents that are the subject of such facsimiles or PDF versions.

5.7           Amendment and Waivers.  This Agreement may be amended only by a written agreement executed by each of the parties hereto.  No amendment of or waiver of, or modification of any obligation under this Agreement will be enforceable unless set forth in a writing signed by the party against which enforcement is sought.  Any amendment effected in accordance with this section will be binding upon all parties hereto and each of their respective successors and assigns.  No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance.  No waiver granted under this Agreement as to any one provision herein shall constitute a subsequent waiver of such provision or of any other provision herein, nor shall it constitute the waiver of any performance other than the actual performance specifically waived.

5.8           Third-Party Beneficiaries.  Nothing in this Agreement is intended to confer upon any other person, whether or not named herein, and rights or remedies of any nature whatsoever under or by reason of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Exchange Agreement to be effective as of the day and year first above written.

COMPANY:

ALAMO ENERGY CORP.

By: ____________________

Name: __________________

Title:  __________________

HOLDER:

_______________________

By:                         ______________________________

Name:                     ______________________________

Address:                ______________________________

______________________________